DEBT RESTRUCTURING AGREEMENT
                          ----------------------------


              This Debt Restructuring Agreement ("Agreement") is made and entered into this 24th day of September, 2004 (the "Effective Date"), by and among Knightsbridge Fine Wines, Inc. (hereinafter referred to as "Borrower"), and Gryphon Master Fund, L.P. (hereinafter referred to as "Lender").

              WHEREAS, Borrower has requested Lender to cancel certain penalties due to Lender and to freeze remaining penalties which may come due pursuant to the terms of that certain registration rights agreement, dated April 21, 2004, between Borrower and Lender (the "Registration Rights Agreement");

              WHEREAS, Borrower has requested Lender cancel certain interest payments currently due and which will become due pursuant to the terms of that certain 7.5% Senior Secured Convertible Note Due 2006, dated April 21, 2004, in the original principal amount of $5,500,000, issued by Borrower to Lender (the "Original Note"); and

              WHEREAS, Lender has agreed to cancel certain penalties due and freeze future penalties pursuant to the Registration Rights Agreement and to cancel certain interest payments which are currently due and certain interest payments which shall become due in the future pursuant to the Original Note, as more specifically set forth herein, in consideration for the issuance of a new promissory note in the amount of seven hundred thousand dollars ($700,000) to be issued by Borrower to Lender.

              NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1.  CANCELLATION OF AMOUNTS DUE AND TERMS OF PAYMENT
    ------------------------------------------------

      1.1 Cancellation of Amounts Currently Due. Lender hereby agrees to cancel (i) those penalties which are currently due under the Registration Rights Agreement; (ii) one certain interest payment which is currently due under the Original Note; and (iii) one certain future interest payment which will be due in the future pursuant to the terms of the Original Note. The specific amounts to be cancelled pursuant to items (i)-(iii) of this paragraph 1.1 are set forth in Exhibit A attached hereto and incorporated herein by reference.

      1.2 Freeze on Future Penalties. As of the Effective Date, Lender hereby agrees to freeze any future penalties due pursuant to the terms of the Registration Rights Agreement.

      1.3 Note and Payment. In consideration for the above stated actions by Lender, Borrower will issue and deliver to Lender the promissory note in the amount of seven hundred thousand dollars ($700,000) substantially in the form attached hereto as Exhibit B (the "New Note"). Borrower agrees to pay to Lender the principal and interest



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            due in respect to the New Note according to the terms thereof, which terms are incorporated herein in their entirety.

      1.4 Security and Reinstatement of Penalties and Interest. The New Note shall be secured by 3,000,000 shares of common stock of the Borrower owned by Joel Shapiro (the "Collateral"). The Collateral shall be held pursuant to the Stock Pledge and Escrow Agreements attached hereto as Exhibit C and Exhibit D, respectively. Should an Event of Default (as defined in the New Note) occur, which the Borrower does not cure following notice in accordance with the terms of the New Note, then the Lender shall have the right to immediately demand that the Collateral be released to Lender and shall also be entitled to reinstate any interest or penalties previously cancelled or frozen pursuant to the terms of this Agreement less any amounts actually paid by the Borrower under the New Note.

      1.5 Term of Agreement. This Agreement shall have a term beginning as of the Effective Date and ending on the date that the New Note is paid in full and Borrower has complied with its obligations under this Agreement and the New Note.


2.  CONDITIONS PRECEDENT TO DEBT RESTRUCTURING
    ------------------------------------------

      2.1 Conditions to the Debt Restructuring. The restructuring of the debt by Lender shall be subject to the following conditions set forth in this Section.

            A. The New Note shall have been duly executed and delivered by Borrower to Lender.

            B. The representations and warranties of Borrower contained in this Agreement and the New Note shall be true and correct in all material respects.

            C. Joel Shapiro shall have entered into the Stock Pledge and Escrow Agreements attached hereto as Exhibit C and Exhibit D, respectively.

            D. Borrower shall have executed and delivered to Lender the Notice of Conversion Price Adjustment in the form attached hereto as Exhibit E.

            E. Borrower shall have executed and delivered to Lender the Irrevocable Escrow Agent Instructions in the form attached hereto as Exhibit F.

3.  REPRESENTATIONS, WARRANTIES AND COVENANTS
    -----------------------------------------

                  Borrower represents and warrants that:





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      3.1   Transaction is Legal and Authorized. This Agreement and the New Note
            executed by Borrower,  and  compliance  by Borrower  with all of the
            provisions  of  this  Agreement  are  valid,   legal,   binding  and
            enforceable in accordance with their terms and will not conflict with or result in any breach of any of the provisions of Borrower's articles of incorporation, bylaws or the terms of any other agreement to which Borrower is subject.

      3.2 No Consents Required. The execution, delivery and performance of this Agreement by Borrower does not require the consent or approval of any governmental body, agency, authority or other person or entity.

4.  COVENANTS

      4.1 Assignment. Borrower shall not assign or transfer any of its rights, duties or obligations under the New Note without the prior written consent of Lender.

      4.2 Further Assurances. Borrower shall from time to time execute and deliver, or cause to be executed and delivered, to Lender such other documents and shall take, or cause to be taken, such other action as may be reasonably requested by Lender in order to implement or effectuate the provisions of, or more fully perfect the rights granted or intended to be granted to Lender pursuant to the terms of this Agreement, the New Note or any other agreement executed and delivered to Lender by Borrower.

      4.3   Continuing  Covenants.   At  all  times  during  the  term  of  this
            Agreement, Borrower shall adhere to and comply with all of the covenants and agreements set forth in this Section 4.

5.  INFORMATION AS TO BORROWER
------------------------------

      5.1 Notice of Default or Event of Default. Immediately upon becoming aware of the existence of any condition or event which constitutes an Event of Default (as defined in the New Note), Borrower shall submit to Lender a written notice specifying the nature of the Event of Default and what action Borrower is taking or proposes to take with respect thereto.

      5.2 Requested Information. With reasonable promptness, Borrower shall submit to Lender such other information as, from time to time, may be reasonably requested by Lender.

6.  GENERAL
    -------

      6.1 Parties, Successors and Assigns. This Agreement shall be binding upon Borrower, its successors and assigns and inure to the benefit of the successors and assigns of Lender.




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


      6.2 Notices. All notices (including other communications required or permitted) under this Agreement must be in writing and must be delivered (a) in person, (b) by registered or certified mail, postage prepaid, return receipt requested, (c) by a generally recognized courier or messenger service that provides written acknowledgement of receipt by the addressee, or (d) by facsimile or other generally accepted means of electronic transmission with a verification of delivery. Notices are deemed delivered when actually delivered to the address for notices as follows:

                           To Lender:

                           Gryphon Master Fund, L.P.
                           100 Crescent Court, Suite 490
                           Dallas, Texas  75201
                           Attn:  Ryan R. Wolters
                           Telephone:  (214) 871-6783
                           Facsimile:  (214) 871-6711

                           With a copy to:

                           Warren W. Garden, P.C.
                           100 Crescent Court
                           Suite 490
                           Dallas, Texas  75201
                           Attn:  Warren W. Garden, Esq.
                           Telephone:  (214) 871-6710
                           Facsimile:  (214) 871-6711

                           To Borrower:

                           Knightsbridge Fine Wines, Inc.
                           One Kirkland Ranch Road
                           Napa, California  94558
                           Attn:    Joel Shapiro
                           Telephone:  (707) 254-9100
                           Facsimile:  707-254-7258

                           With a copy to:

                           Law Offices of Louis E. Taubman, PC
                           225 Broadway, Suite 1200
                           New York, New York 10007
                           Attn: Louis E. Taubman, Esq.
                           Telephone:   (212) 732-7184
                           Facsimile:   (212) 202-6380




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            Any party may by  written  notice as set  forth  herein  change  the
            address  or   telephone/fax   numbers  to  which  notices  or  other
            communications to it are to be delivered or mailed.

      6.3 Entire Agreement; Amendments. This Agreement and all other agreements referred to herein or delivered in connection herewith shall constitute the entire agreement between the parties relating to the subject matter hereof, shall supersede all prior agreements, commitment letters, and understandings between the parties hereto relating to the subject matter hereof, and shall not be modified, amended or terminated, nor shall any provision hereof be waived, except in a writing signed by all parties affected. Notwithstanding the foregoing, the Registration Rights Agreement and the Original Note shall only be modified to the extent specifically set forth herein and shall otherwise remain in full force and effect in accordance with their existing terms.

      6.4 Governing Law; Jurisdiction and Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada without regard to principles of conflicts of law. The parties hereby agree that all actions or proceedings arising directly or indirectly from or in connection with this Agreement shall be litigated only in the United States District Court for the Northern District of Texas located in Dallas County, Dallas, Texas. The parties consent and submit to the jurisdiction and venue of the foregoing court and consent that any process or notice of motion or other application to said court or a judge thereof may be served inside or outside the State of Texas or the Northern District of Texas (but with respect to any party hereto, such consent shall not be deemed a general consent to jurisdiction and service for any third parties) by registered mail, return receipt requested, directed to the party being served at its address provided in or pursuant to Section 6.2 above (and service so made shall be deemed complete three (3) days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said court. Borrower hereby waives any right to a jury trial in connection with any litigation pursuant to this Agreement.

      6.5 Survival. All representations warranties and covenants made by Borrower under this Agreement shall be considered to have been relied upon by Lender and shall survive the delivery to Lender of the New Note.

      6.6 Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      6.7 Counsel. Each party to this Agreement represents and warrants that it has received the advice and counsel of an attorney in connection with the negotiation, preparation and execution of this Agreement.

                            [SIGNITURE PAGE FOLLOWS]



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           IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.


                                    BORROWER:

                                    KNIGHTSBRIDGE FINE WINES, INC.


                                    ---------------------------------
                                    Name:    Joel Shapiro
                                    Title:   Chief Executive Officer


                                    LENDER:

                                    GRYPHON MASTER FUND L.P.


                                    By:  Gryphon Partners, L.P.,
                                         its General Partner

                                    By:  Gryphon Management Partners, L.P.,
                                         its General Partner

                                    By:  Gryphon Advisors, L.L.C.,
                                         its General Partner


                                    By:
                                       ------------------------------------
                                         Warren W. Garden, Authorized Agent





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                                    EXHIBIT A
                                    ---------

1.    All amounts currently  payable,  or that in the future may become payable,
as  liquidated  damages  under  Section  2(c)(i)  of  the  Registration   Rights
Agreement.

2.    The  interest  payment  that was due and  payable on July 1,  2004,  under
Section 2 of the Original Note.

3. The interest payment that will become due and payable on January 1, 2005, under Section 2 of the Original Note.


















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                                    EXHIBIT B
                                    ---------

                                Form of New Note

























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                                    EXHIBIT C
                                    ---------

                         Form of Stock Pledge Agreement


















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                                    EXHIBIT D
                                    ---------

                            Form of Escrow Agreement




















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                                    EXHIBIT E
                                    ---------

                  Form of Notice of Conversion Price Adjustment



















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                                    EXHIBIT F
                                    ---------

                  Form of Irrevocable Escrow Agent Instructions





















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